Exhibit 13.1
CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES OF
AMERICA CODE)
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States of America Code), the undersigned officer of Ternium S.A. (the “ Company “), hereby certifies, to such officer’s knowledge, that the Company’s Annual Report on Form 20-F for the year ended December 31, 2009 (the “ Report “), fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2010	/s/ Daniel Novegil
	Name:	Daniel Novegil
	Title:	Chief Executive Officer
The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States of America Code) and is not being filed as part of the Report or as a separate disclosure document.